UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   ----------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

       Date of Report (Date of Earliest Event Reported): December 22, 2004

                            DOV Pharmaceutical, Inc.
               (Exact Name of Registrant as Specified in Charter)

            Delaware                     000-49730              22-3374365
-------------------------------     ---------------------    -------------------
(State or Other Jurisdiction of     (Commission File No.)      (IRS Employer
         Incorporation)                                      Identification No.)

                   433 Hackensack Avenue, Hackensack, NJ 07601
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's Telephone Number, including Area Code: (201) 968-0980

                                 Not applicable
          (Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

      |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

      |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

      |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240-14d-2(b))

      |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

See Item 2.03, which is incorporated herein by reference.

ITEM 2.03. CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On December 22, 2004, the Company entered into an Indenture (the "Indenture"), between the Company, as Issuer, and Wells Fargo Bank, National Association, as Trustee, which is attached hereto as Exhibit 4.1. In connection with the Indenture, the Company issued and sold $65 million aggregate principal amount of its 2.50% convertible subordinated debentures due 2025 (the "Debentures"), pursuant to a purchase agreement entered into between the Company and the initial purchasers. The initial purchasers received a discount of 3% of the par value of the Debentures. The closing of the sale occurred on December 22, 2004. The Company also granted to the initial purchasers an option to purchase up to an additional $15 million aggregate principal amount of its Debentures.

The Debentures were offered and sold to the initial purchasers in reliance on the exemption from registration provided by Section 4(2) of the Securities Act of 1933, as amended (the "Securities Act"). The initial purchasers of the Debentures then offered and sold the Debentures only to qualified institutional buyers, as defined in Rule 144A under the Securities Act. The Debentures and the common stock issuable upon conversion of the Debentures have not been registered under the Securities Act or any state securities laws, and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state securities laws.

The Debentures were issued at a price of 100% of the principal amount of the Debentures, or $1,000 per Debenture, plus accrued interest from December 22, 2004. The Debentures will bear interest at a rate of 2.50% per year. The Company will pay interest on the Debentures on January 15th and July 15th of each year, beginning on July 15, 2005. The Debentures will mature on January 15, 2025. The Debentures are unsecured and subordinated in right of payment to all of the Company's existing and future senior indebtedness and are effectively subordinated to all debt and other liabilities of the Company's subsidiaries.

The Debentures are convertible at any time prior to the close of business on the business day immediately preceding the maturity date or, if the Debentures are called for redemption, on the business day prior to the redemption date. The initial conversion rate is 43.9560 shares of the Company's common stock per $1,000 principal amount of Debentures (subject to adjustment in certain events). This is equivalent to a conversion price of $22.75 per share of common stock. In addition, if certain corporate transactions that constitute a change of control occur on or prior to January 15, 2012, the Company will increase the conversion rate in certain circumstances, unless such transaction constitutes a public acquirer change of control and the Company elects to modify the conversion into public acquirer common stock. In addition, if certain transactions that constitute a change of control occur on or prior to January 15, 2012, under certain circumstances, we will increase the conversion rate by a number of additional shares for any conversion of Debentures in connection with such transactions.

The Indenture does not contain any financial covenants or any restrictions on the payment of dividends, the making of investments, the incurrence of senior debt or other indebtedness, the granting of liens or mortgages, or the issuance or repurchase of securities by the Company. The Indenture does not contain any covenants or other provisions to protect holders of the Debentures in the event of a highly leveraged transaction or a fundamental change, except to the extent described in the immediately preceding paragraph.

The Company may redeem for cash the Debentures in whole or in part at any time beginning on January 15, 2008 and prior to January 15, 2012, at a redemption price equal to 100% of the principal amount of the Debentures to be redeemed, plus accrued and unpaid interest, including liquidated damages, if any, to but excluding the redemption date, if the last reported sale price of the Company's common stock has exceeded 140% of the conversion price for at least 20 trading days in any consecutive 30-day trading period ending on the trading day prior to the date of mailing of the notice of redemption. On or after January 20, 2012, the Company may redeem for cash some or all of the Debentures at any time at a redemption price equal to 100% of the principal amount of the Debentures to be redeemed, plus any accrued and unpaid interest, including liquidated damages, if any, to but excluding the redemption date.

Holders of the Debentures may require the Company to repurchase some or all of their Debentures on January 15, 2012, January 15, 2015 and January 15, 2020, or upon the occurrence of a fundamental change, at 100% of the principal amount of the Debentures to be repurchased, plus any accrued and unpaid interest, including liquidated damages, if any, to but excluding the repurchase date.

Each of the following will constitute an event of default under the Indenture:

      o the Company's failure to pay when due the principal on any of the Debentures at maturity, upon redemption or exercise of a repurchase right or otherwise;

      o the Company's failure to pay an installment of interest (including liquidated damages, if any) on any of the Debentures for 30 days after the date when due;

      o the Company's failure to deliver shares of its common stock, together with cash in lieu thereof in respect of any fractional shares, upon conversion of a Debenture, and that failure continues for 10 days;

      o the Company's failure to perform or observe any other term, covenant or agreement contained in the Debentures or the Indenture for a period of 60 consecutive days after written notice of such failure, requiring the Company to remedy the same, shall have been given to the Company by the trustee or to the Company and the trustee by the holders of at least 25% in aggregate principal amount of the Debentures then outstanding;

      o the Company's failure to make any payment by the end of the applicable grace period, if any, after the maturity of any indebtedness for borrowed money in an amount in excess of $10.0 million, or if there is an acceleration of indebtedness for borrowed money in an amount in excess of $10.0 million because of a default with respect to such indebtedness without such indebtedness having been discharged or such acceleration having been withdrawn, cured, waived, rescinded or otherwise annulled, in either case, for a period of 30 days after written notice to the Company by the trustee or to the Company and the trustee by holders of at least 25% in aggregate principal amount of the Debentures then outstanding;

      o     the Company's failure to give timely notice of a fundamental change;
            and

      o certain events of the Company's bankruptcy, insolvency or reorganization or any significant subsidiary of the Company.

If an event of default specified in the seventh bullet point above occurs and is continuing, then the principal of all the Debentures and the interest thereon shall automatically become immediately due and payable. If an event of default shall occur and be continuing, other than an event of default specified in the seventh bullet point above, the trustee or the holders of at least 25% in aggregate principal amount of the Debentures then outstanding may declare the Debentures due and payable at their principal amount together with accrued interest.

In connection with the sale of the Debentures, the Company entered into a Registration Rights Agreement, dated as of December 22, 2004 (the "Registration Rights Agreement"), with the initial purchasers, under which the Company has agreed to file a shelf registration statement with the Securities and Exchange Commission covering resales of the Debentures and the common stock issuable upon conversion of the Debentures within 100 days after the first date of original issuance of the Debentures, and thereafter to use its reasonable best efforts to cause such shelf registration statement to become effective under the Securities Act within 240 days after the first date of original issuance of the Debentures. If the Company does not comply with its registration obligations it will be required to pay liquidated damages to the holders of the Debentures. The Registration Rights Agreement is attached hereto as Exhibit 4.3.

In connection with the completion of the offering, the Company is filing certain exhibits as part of this Current Report on Form 8-K. See "Item 9.01. Financial Statements and Exhibits."

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES.

See Item 2.03, which is incorporated herein by reference.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits. The following exhibits are filed with this Current Report on Form 8-K.

----------------------------------------------------------------------------------------------------------------
Exhibit No.        Title
----------------------------------------------------------------------------------------------------------------
    4.1            Indenture, dated December 22, 2004, between DOV Pharmaceutical, Inc., as Issuer, and Wells
                   Fargo Bank, National Association, as Trustee
----------------------------------------------------------------------------------------------------------------
    4.2            Form of 2.50% Convertible Subordinated Debenture due 2025 (included as part of Exhibit 4.1)
----------------------------------------------------------------------------------------------------------------
    4.3            Registration Rights Agreement, dated December 22, 2004, among DOV Pharmaceutical, Inc. and
                   Citigroup Global Markets Inc., Banc of America Securities LLC and CIBC World Markets Corp. as
                   Representatives of the Initial Purchasers
----------------------------------------------------------------------------------------------------------------

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                        DOV Pharmaceutical, Inc.


Date: December 23, 2004                 By: /s/ J. Robert Horton
                                           -------------------------------------
                                           J. Robert Horton
                                           Vice President and General Counsel

                                  EXHIBIT INDEX

-----------------------------------------------------------------------------------------------------------------
Exhibit No.        Title
-----------------------------------------------------------------------------------------------------------------
    4.1            Indenture, dated December 22, 2004, between DOV Pharmaceutical, Inc., as Issuer, and Wells
                   Fargo Bank, National Association, as Trustee
-----------------------------------------------------------------------------------------------------------------
    4.2            Form of 2.50% Convertible Subordinated Debenture due 2025 (included as part of Exhibit 4.1)
-----------------------------------------------------------------------------------------------------------------
    4.3            Registration Rights Agreement, dated December 22, 2004, among DOV Pharmaceutical, Inc. and
                   Citigroup Global Markets Inc., Banc of America Securities LLC and CIBC World Markets Corp. as
                   Representatives of the Initial Purchasers
-----------------------------------------------------------------------------------------------------------------